GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares (as applicable) of the

Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs Emerging Markets Equity Insights Fund

(the “Funds”)

Supplement dated October 21, 2026 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2026, as supplemented to date

At a special meeting of the shareholders of the Goldman Sachs Trust held on October 20, 2026, the respective shareholders of the Funds approved a proposal to change the Funds’ sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and eliminated any related fundamental investment restrictions.

Accordingly, effective immediately, the Funds are “non-diversified” and may invest a greater portion of their assets in one or more issuers or in fewer issuers than “diversified” mutual funds.

As a “non-diversified” fund, each Fund would be more susceptible to adverse developments affecting any single issuer held in its portfolio to the extent that each Fund accumulates a larger position in that issuer, and would be more susceptible to greater losses because of these developments.

This supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

EMEFNDCHGSTK 10-26